The Apex Mid Cap Growth Fund

                              C/o Bhirud Funds Inc.

                      Soundview Plaza, 1266 East Main Street

                                Stamford, CT 06902

                            Telephone  (800) 446-2987



                                SEMI ANNUAL REPORT

                                 JANUARY 31, 1999


March 22, 1999

Enclosed is the Semi-Annual Report of the Apex Mid Cap Growth
Fund for the six months ending January 31, 1999.

The fund had a flying start in 1999, up 22% for the month of January 1999 compared with a 4% return for the S&P 500 index. The attached portfolio largely speaks for itself. We continue to focus on unique growth ideas, potential takeovers and special situations. We believe that with the DJIA at close to the 10,000 level the overall market is not cheap and the big returns going forward are going to come from creative stock selection.

Our focus continues to be on achieving superior returns as well as protecting capital in the event a market correction. We will attempt to raise cash and pursue defensive strategies in uncertain markets. We did this, for example, in the crisis of October 1998.

I want to thank you for your continued support of the Fund and suggest that existing shareholders consider adding to their positions. Please call us for a prospectus and application form.






Suresh L. Bhirud

Chairman of the Board
                                                             PAGE: 1

                       	THE APEX MID CAP GROWTH FUND
                 	SCHEDULE OF INVESTMENTS REPORT DATE		31-Jan-99
  CO.  NAME                                  Shares	   % MV	   Market Value

 	ICN Pharmaceuticals	                          750	 	         18094
 	Noven Pharmaceuticals *	                     2000         	 	13000
TOTAL	DRUG INDUSTRY	                                  	1.58   	31094

 	Sequent Computer Systems *	                  1000	          	12375
TOTAL	COMPUTER & PERIP.	                              	0.63   	12375

 	Digital River Inc. *                        1700	           	96475
 	Acclaim Entertainment *                    	4000	           	37000
TOTAL	COMPUTER SOFTW & SVC	                           	6.76  	133475

 	Broadcom *                                  	200	           	26625
TOTAL	SEMICONDUCTOR	                                  	1.35   	26625

 	ValueVision International A *             	10000	           	92500
 	Nextel Communications *                    	3400	          	108800
TOTAL	TELECOM. SERVICES	                             	10.20  	201300

 	CIENA Corp. *	                              4000	           	80752
TOTAL	TELECOM. EQUIPMENT	                             	4.09   	80752

 	CDnow *                                    	3000	           	69750
 	Sharper Image *                            	3000	           	42939
TOTAL	RETAIL SPECIALTY	                               	5.71  	112689

 	Data Broadcasting *                        	4000	           	80000
TOTAL	FINANCIAL SERVICES COMP.	                       	4.05   	80000

 	National Discount Brokers Group            	4000	           	76000
TOTAL	SECURITIES BROKERAGE COMP.	                     	3.85	   76000

 	NetGravity *                               	3200	           	72400
TOTAL	ADVERTISING	                                    	3.67	   72400

 	America Online *                            	600	          	105525
 	Cyberian Outpost Inc. *                    	2000	           	50500
TOTAL	INTERNET INDUSTRY	                              	7.91  	156025

 	N2K Inc. *                                 	2000	           	32250
 	Preview Travel Inc. *                      	3000	           	79689
 	Applix *                                   	3000	           	16125
 	theglobe.com *                	             1900	          	125520
 	EarthWeb *                                 	1800	           	87975
TOTAL	MISCELLANEOUS	                                 	17.31  	341559

TOTAL ASSETS COMMON STOCKS	                         		67.10 	1324288

 	eBay *                                     	-200         	 	-55525
 	Avnet                                     	-1000	           -44938
TOTAL	ELECTRONICS	                                   	-5.09 	-100463

TOTAL ASSETS SHORT STOCKS		                          	-5.09 	-100463

STAR BANK REPO'S	                                   		60.49 	1194000

 	TOTAL COMMON STOCKS	                              	122.50 	2417825

 	TOTAL INVESTMENTS                                		122.50 	2417825
 	OTHER ASSETS (LESS LIABILITIES)	                  	-22.50 	-444086

 	NET ASSETS	                                       	100.00	 1973739
	NET ASSETS VALUE PER SHARE		                                  	8.11
 	OFFERING PRICE PER SHARE 		                                  	8.60

 	* Non - income producing securities

                                                              PAGE: 2

THE APEX MID CAP GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES  January 31, 1999 (UNAUDITED)


ASSETS

  Investment Securities at Value                 	$2,417,825

  (Identified cost -  $2,596,383) (Note 1)

  Cash                                                  	921

  Interest receivable                                	   116

  Dividends receivable                                   	45

  Receivable Investment Securities Sold             	131,839

  Due from broker - Short sales                     	384,780

  Prepaid Insurance                                     	303

  Total Assets	                                               	$2,935,829

LIABILITIES

  Payables:

    Investment Securities Purchases            	 $  937,465

    Accrued expenses                                	24,625

  Total Liabilities	                                           	($962,090)

  NET ASSETS (Equivalent to $8.11 per share based on 243,347
shares outstanding)                                          	$ 1,973,739

COMPOSITION OF NET ASSETS:

  Paid in Capital	                                         $ 2,814,082

  Distribution in excess of accumulated Net Realized
    gain(loss)                                               	(661,785)

  Accumulated Net Investment Income (Loss)                     	  --

  Net Unrealized Appreciation (Depreciation) of Investments  	(178,558)

  Total Net Assets                                         	$1,973,739


STATEMENT OF OPERATIONS (UNAUDITED) FOR THE SIX MONTHS ENDED JANUARY 31, 1999

INVESTMENT INCOME

  Dividends                                             	$   185

  Interest                                               	27,210

EXPENSES

  Audit	                                    $ 1,995

  Fund Accounting                            	5,735

  Transfer Agent (Note 6)                    	2,550

  Legal                                     	 1,084

  Miscellaneous                                	 27

  Shareholder Report                           	116

  Directors                                  	4,031

  Registration                                 	378

  Organization (Note 5)                         	 0

  Insurance                                    	639

  Fund Administration (Note 4)         	      1,675

  Custodian                                 	 3,257

  Investment Advisor (Note 4)                	8,376

  Dividends on Short Sales                 	    132

  12b-1 Fees                                 	2,116

 Total Expenses                                         	(  32,111)

  Expense Reimbursement/ waived by Advisor (Note 4)        	10,051

  Expense net of Reimbursement/ waiver	                   (22,060)

NET INVESTMENT GAIN (LOSS)                                $ 5,335

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

  Net Realized Gain (Loss) on Investments	              $ (199,579)

  Change in Unrealized Appreciation (Depreciation) of
   Investments	                                            424,219

NET REALIZED/UNREALIZED GAIN (LOSS) ON INVESTMENTS    	   $224,640

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
              FROM OPERATIONS                            	$229,975

            See accompanying Notes to Financial Statements		PAGE: 3

THE APEX MID CAP GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS  JANUARY 31,1999 (UNAUDITED)
                                              	For the     	For the
                                               Six Months   Year Ended
                                               Ended
                                               January 31, 	July 31, 1998
                                               1999
INCREASE (DECREASE) IN NET ASSETS

  Net Investment Income/ (loss)               	$  5,335    	$  (43,654)

  Net Realized Gain / (loss) on investment
   Securities Sold                       	     (199,579) 	     472,323

  Net unrealized appreciation/(depreciation)
   of Investments                         	     424,219 	     (280,018)

  Net Increase (Decrease) in Net Assets
   Resulting from Operations                	$  229,975    	$  148,651

DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Dividend distributions paid                  	(48,682)       	75,923

  Capital Gains                                	(44,136)            	0

  Total Distributions                          	(92,818)       	75,923

CAPITAL SHARE TRANSACTIONS

  Shares Sold 	                                 164,800      	 214,637

  Shares issued in lieu of Cash Distributions    92,489	       (75,923)

  Cost of shares Redeemed                     	(123,700)     	(353,118)

  Increase (Decrease) in Net Assets Due to
   Capital Share Transactions 	                (133,589) 	    (214,404)

  TOTAL INCREASE (DECREASE) IN NET ASSETS      	270,746  	      10,170

  NET ASSETS BEGINNING OF PERIOD            	 1,702,993    	 1,692,823

  NET ASSETS END OF PERIOD  	               $ 1,973,739    $ 1,702,993

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
(UNAUDITED)

                                         	For the Six 	For the   	For the
                                        	Months Ended 	Year Ended Year Ended
                                        	January 31,  	July 31,  	July 31,
                                         1999          1998       1997
NET ASSET VALUE, BEGINNING OF PERIOD      $7.53      	$6.93     	$7.18

Income/(Loss) from Investment Operations:

  Net Investment Income/(Loss)            	0.02      	(0.36)    	(0.33)

  Net Gain/(Loss) on Securities
   (Both Realized and Unrealized)         	0.98       	1.58      	0.44

  Total from Investment Operations        	1.00       	1.22      	0.11

Distributions:

  Dividend Distributions Paid            	(0.22)     	(0.62)    	(0.36)

  Distributions from Capital Gains      	 (0.20) 	        0     	 0.00

  Total Distributions                    	(0.42)     	(0.62)    	(0.36)

NET ASSET VALUE, END OF PERIOD          	$ 8.11     	$ 7.53    	$ 6.93

Total Return (Not Reflecting Sales Load) 	14.55%**    	8.66%    	(3.48)%

Ratios/Supplemental Data:

  Net Assets, End of Period (in thousands)$1,974    	$1,703    	$1,693

  Ratios to Average Net Assets:

    Expenses                               	1.87%**  	5.26%     	5.25%

    Net Investment Income/(Loss)           	0.31%** 	(2.54)%   	(4.73)%

    Effect of Reimbursements/Waivers on
     Above Ratios                          	0.59%**  	1.19%     	1.21%

    Portfolio Turnover Rate             	 206.65%**	205.06%   	275.55%

* Based on weighted average shares outstanding
** Not annualized

       			See accompanying Notes to Financial  Statements		PAGE: 4


1.  	SIGNIFICANT ACCOUNTING POLICIES

Bhirud Funds, Inc. (the "Fund") is a diversified open-end management investment company currently consisting of The Apex Mid Cap Growth Fund portfolio (the "Portfolio"). The Fund was incorporated in Maryland on May 27, 1992. Prior to November 4, 1992 (commencement of operations), the Fund had no operations other than the sale of 10,000 shares of stock on August 4, 1992 at a cost of $100,000 to Thomas James MidCap Partners representing the initial capital. The following is a summary of significant accounting policies followed by the Fund:

SECURITY VALUATION

Readily marketable portfolio securities listed on the New York Stock Exchange are valued at the last sale price reflected at the close of the regular trading session of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair value. Readily marketable securities not listed on the New York Stock Exchange but listed on other national securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in like manner. Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Advisor to be over-the-counter but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable sources as the Board of Directors deem appropriate to reflect their fair value.

United States Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on the dates the securities are purchased or sold (the trade dates), with realized gain and loss on investments determined by using specific identification as the cost method. Interest income (including amortization of premium and discount, when appropriate) is recorded as earned. Dividend income and dividends and capital gain distributions to shareholders are recorded on the ex-dividend date.

FEDERAL INCOME TAXES

The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

                                                       PAGE:5

2.  	CAPITAL STOCK TRANSACTIONS

The Articles of Incorporation, dated May 27, 1992, permit the
Fund to issue twenty billion shares (par value $0.001).
Transactions in shares of common stock for the six months ended
January 31, 1999 were as follows:

                                 	Shares           	Amount

Beginning Balance                	226,196     	$ 2,724,147

Shares Sold                      	 21,411         	164,800

Shares Issued in  Reinvestment of
Dividends                         	14,871          	92,489

Shares Redeemed                	(  19,131)      	( 123,700)

Net Increase (Decrease)           	17,151        	 133,589

Ending Balance                   	243,347 	     $2,857,736

3.  	INVESTMENTS

Purchases and sales of securities for the six months ended January 31st, 1999other than short-term securities, aggregated $3,006,930 and $4,285,259, respectively. There were short sale transactions for the six months ended January 31, 1999 which aggregate $1,278,329 of purchases and $974,363 of sales. The cost of securities is substantially the same for Federal income tax purposes.

For Federal income tax purposes:

     Aggregate Cost                       	$2,596,383


     Gross Unrealized Appreciation        	    92,332

     Gross Unrealized Depreciation         	 (270,890)

     Net Unrealized Depreciation           	($178,558)

Short-Selling. The Fund is engaged in short selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will deposit collateral with the broker-dealer, usually cash, U.S. government securities, or other highly liquid securities, sufficient to cover its short position. Securities sold short at January 31st, 1999and their related market values and proceeds are set forth in the Schedule of Securities Sold Short.

4.  	INVESTMENT ADVISORY CONTRACT

The Fund employs Bhirud Associates, Incorporated (the "Advisor") to provide a continuous investment program for the Fund's portfolio, provide all facilities and personnel, including Officers required for its administrative management, and to pay the compensation of all Officers and Directors of the Fund who are affiliated with the Advisor. As compensation for the services rendered and related expenses borne by the Advisor, the Fund pays the Advisor a fee, computed and accrued daily and payable monthly, equal to 1.00% of the first $250 million of the average net assets of the Portfolio; 0.75% of the average net assets of the Portfolio between $250 and $500 million; and 0.65% of the average net assets of the Portfolio over $500 million. The Advisor has voluntarily agreed to reimburse the Fund in the event the Fund's expenses exceed certain prescribed limits. During the six months ended January 31, 1999 the Advisor elected to defer the payment of Advisor fees payable in amount of $ 8,376. The Advisor has voluntarily agreed to waive these fees, considering the small assets of the Fund. The Advisory and Administrative Services Contracts provide that if, in any fiscal year, the aggregate expenses of a Fund, excluding interest, taxes, brokerage and extraordinary expenses, but including the Advisory and Administrative Services fees, exceed the expense limitation of any state in which the Trust is registered for sale, the Funds may deduct from fees paid to the Advisor and Administrator their proportionate share of such excess expenses to the extent of the fees payable. Currently, the most restrictive state limitation is 2.5% of the first $30 million, 2% of the next $70 million and 1.5% of the excess over $100 million of the average value of the Fund's net assets.

                                                           PAGE:6

The Fund retained Bhirud Associates, Inc. ("BAI") to act as Administrator for the Fund from November 1, 1994. BAI provided administrative services for the Fund. During the six months ended January 31, 1999 the Administrator elected to defer the payment of Administrative service fees payable in amount of $1,675.

From December 1, 1996, the Star Bank, N.A. has been providing custodian services and fund accounting, and transfer agency functions are provided by American Data Services for the Fund until January 31st, 1998. From February 1st, 1998, the Mutual Shareholders Services, Inc. has been providing fund accounting, and transfer agency functions.

5.  	ORGANIZATION EXPENSES

The organizational expense was amortized over the first five years of the Fund's operations and is now zero going forward.

6.  	DISTRIBUTION PLAN

The Fund's Board of Directors has adopted a distribution plan (the "Plan") under Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder. The Plan provides that the Portfolio may bear certain expenses and costs which in the aggregate are subject to a maximum of 0.25% per annum of the Portfolio's average daily net assets. For the six months ended January 31st, 1999, the Fund has incurred distribution costs of $2,057 payable to payable to Bhirud Associates, Inc.

7.  	TRANSACTIONS WITH AFFILIATES

During the six months ended January 31st, 1999 the Fund paid $
9,627 brokerage commissions to Bhirud Associates, Inc.

8.  	RECLASSIFICATION OF CAPITAL ACCOUNTS

In accordance with generally accepted accounting principals, the Fund recorded reclassifications in the capital accounts. The Fund recorded a permanent book/tax difference of $(43,654) as of July 31, 1998, from undistributed net investment income to paid in capital. These reclassifications have no impact on net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder.

                                                            PAGE:7

                        THE APEX MID CAP GROWTH FUND
                           c/o Bhirud Funds Inc.
                               SOUNDVIEW PLAZA
                            1266 EAST MAIN STREET
                            STAMFORD, CT  06902
                               (800) 446 2987

BOARD OF DIRECTORS

   Suresh L. Bhirud*            	Chairman of the Board;President of
                                	Bhirud Associates, Inc.
   Alexander N. Crowder, III    	Management Consultant
   Harish L. Bhirud*	            Bhirud Funds Inc.
   M. John Sterba, Jr.          	Chairman of Investment
                                 Management Advisors, Inc.
   Tim Fenton                   	Partner, Fenton & Zelenetz, Inc.

 * "Interested person" as defined in the Investment Company Act of 1940.

OFFICERS

   Suresh L. Bhirud*             	Chairman of the Board & Treasurer
   Harish L. Bhirud*             	Vice-President

Investment Advisor & Distributor  Bhirud Associates, Inc.
Administrator                    	Bhirud Associates, Inc.
Custodian                        	Star Bank, N.A.
Legal Counsel                    	Battle Fowler
Independent Auditors             	Van Buren & Hauke, LLC

                                                            PAGE:8